Exhibit 10.1

SUBSCRIPTION AGREEMENT
SPECIAL WARRANT FINANCING

(Canada, U.S. and International Jurisdictions)

TO:	Bunker Hill Mining Corp. (the “Company”)

AND TO:	Echelon Wealth Partners Inc.
Roth Capital Partners, LLC
Laurentian Bank Securities Inc.

(collectively, the “Agents”)

AND TO:	U.S. broker-dealer affiliates of the Agents

(collectively, the “U.S. Affiliates”)

The undersigned (the “Purchaser”) hereby irrevocably subscribes for and agrees to purchase from the Company the number of special warrants of the Company (the “Special Warrants”) set out below for the aggregate subscription price set forth below, representing a subscription price of $0.12 per Special Warrant (the “Offering Price”), upon and subject to the terms and conditions set forth in this Subscription Agreement (as defined herein). Each Special Warrant is exercisable into one unit of the Company (a “Unit”) subject to deemed exercise on the Automatic Exercise Date (as defined herein). Each Unit consists of one share of common stock in the capital of the Company (an “Underlying Share”) and one common stock purchase warrant in the Company (an “Underlying Warrant”). Each Underlying Warrant shall entitle the holder thereof the right to acquire one share of common stock in the capital of the Company (a “Warrant Share”) at an exercise price of $0.15 per Warrant Share until the date that is 36 months following the applicable Closing Date (as defined herein).

Unless the context otherwise requires all references, in this agreement, to the “Special Warrants” shall include any Additional Special Warrants (as defined herein) issued pursuant to the Agents’ Option (as defined herein) and all references to the “Offering” shall include the exercise of the Agents’ Option.

This subscription, the attached terms and conditions (the “Terms and Conditions”), the completed and executed schedules attached hereto, as applicable, and the Term Sheet (as defined in the Terms and Conditions) attached hereto as Schedule D, are collectively referred to as the “Subscription Agreement”. The Purchaser agrees to be bound by the Terms and Conditions and agrees that the Company and the Agents may rely upon the covenants, representations and warranties contained in this Subscription Agreement.

All references to currency in this Subscription Agreement are to lawful money of Canada, unless otherwise stated.

Number of Special Warrants: ______________________	Aggregate Subscription Amount: $_____________________

Name and Address of Purchaser:	Registration Instructions (if different) (which may be superseded by instructions from the Agents):

Name of Purchaser (please print)	Name

By:
Authorized Signature	Account Reference, if applicable

Official Capacity or Title (please print)

(Please print name of signatory if different from the name of the Purchaser printed above.)	Address, including postal code/zip code

Purchaser’s Address, including Province/State and Country:	Delivery Instructions (if different):

Name

Account Reference, if applicable

Telephone Number:

Fax Number:
Address, including postal code/zip code

E-mail Address:
Telephone Number

Beneficial Purchaser Information

Name and Address of beneficial Purchaser (“Beneficial Purchaser”) (if not the same as the Purchaser):	Beneficial Purchaser’s Telephone Number:

Name of Beneficial Purchaser (please print)

Beneficial Purchaser’s Address, including Province/State and Country:	E-mail Address:

Additional Purchaser Information

Present Ownership of Securities

The Purchaser either [check appropriate box]:

☐	owns directly or indirectly, or exercises control or direction over, no common stock in the capital of the Company (the “Common Shares”) or securities convertible into Common Shares; or

☐	owns directly or indirectly, or exercises control or direction over, _________________ Common Shares and convertible securities entitling the Purchaser to acquire an additional _________________ Common Shares.

Insider Status

The Purchaser either [check appropriate box]:

☐	is an “insider” of the Company as defined in the Securities Act (Ontario), namely: “insider” means:

	(a)	a director or an officer of the Company,

	(b)	a director or an officer of a person or company that is itself an insider or a subsidiary of the Company,

	(c)	a person that has

(i) beneficial ownership of, or control or direction over, directly or indirectly, or

(ii) a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of the Company carrying more than 10% of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution,

	(d)	a reporting issuer that has purchased, redeemed or otherwise acquired a security of its own issue, for so long as it continues to hold that security,

	(e)	a person or company designated as an insider in an order made under Section 1.1(11) of the Securities Act (Ontario), or

	(f)	a person or company that is in a class of persons or companies designated under subparagraph 40 v of subsection 143(1) of the Securities Act (Ontario); or

☐	is not an “insider” of the Company.

Registrant Status

The Purchaser either [check appropriate box]:

☐	is a “registrant” as defined in the Securities Act (Ontario), namely: a person registered or required to be registered under the Securities Act (Ontario) in order to carry on the business of trading securities; or

☐	is not a “registrant”.

INSTRUCTIONS FOR PURCHASERS

In order to participate in the Offering, you must deliver the following documents to the applicable Agent or U.S. Affiliate pursuant to Section 5(a) of the Terms and Conditions:

☐	Read this Subscription Agreement
☐	Complete and execute the face page of this Subscription Agreement.
☐	Complete and execute the Purchaser Certificate attached as Schedule A and, if required, the Individual Risk Acknowledgment Form attached as Attachment 1 to Schedule A.
☐	If a U.S. Purchaser, read and complete the U.S. Purchaser Certificate attached as Schedule B – Annex 1 or Schedule B – Annex 2.
☐	If the Purchaser is not a resident of Canada or the United States, complete and execute the International Purchaser Certificate attached as Schedule C.
☐	Make payment for the Special Warrants as required by Section 2 of the Terms and Conditions.

ACCEPTANCE: The Company hereby accepts the above subscription subject to the Terms and Conditions of this Subscription Agreement and the Company covenants, represents and warrants to the Purchaser that the Purchaser shall have the benefit of the representations and warranties made by the Company to the Agents in the Agency Agreement (as defined herein) as if such representations and warranties were made by the Company in this Subscription Agreement and such representations and warranties are true and correct in all material respects as of the applicable Closing Date (save and except as waived by the Agents) and that the Purchaser is entitled to rely thereon.

BUNKER HILL MINING CORP.

Per:		DATED as of ______________, 2023.
Name:	Sam Ash
Title:	Chief Executive Officer & President

IMPORTANT NOTES:

RESALE RESTRICTIONS

The Special Warrants, Underlying Shares, Underlying Warrants and Warrant Shares (the “Offered Securities”) are subject to resale restrictions prescribed by securities laws in Canada and the United States (regardless of the domicile of the Purchaser). Canadian securities law prescribes a hold period which restricts the resale of the securities until the date that is four (4) months and a day after the applicable Closing Date. In addition, all of the Offered Securities are subject to a six month hold period under United States securities laws (regardless of the domicile of the Purchaser). The Offered Securities have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and are accordingly subject to resale restrictions under the U.S. Securities Act. Certificates or book entries representing the securities will be endorsed with appropriate restrictive legends. The Company will undertake to file a registration statement under the U.S. Securities Act and to use its best efforts to cause such registration statement to become effective, in order to permit the resale of the Offered Securities without restriction in the United States. There is no guarantee that the registration statement to be filed by the Company with respect to the Offered Securities will become effective.

It is anticipated that the Special Warrants purchased hereunder will be deposited electronically with CDS Clearing and Depository Services Inc. (“CDS”) through the book-based system administered by CDS using the “non-certificated inventory” issue process on the applicable Closing Date. In such case, (i) no Purchaser will be entitled to receive definitive certificates or other instruments from the Company or CDS representing their interest in the Special Warrants purchased hereunder and (ii) the Purchaser will receive only a customer confirmation from the registered dealer who is a CDS participant and from or through whom the Special Warrants hereunder are purchased against payment of the net subscription proceeds.

SUBSCRIPTION AGREEMENT

TERMS AND CONDITIONS

1.	Acceptance

In consultation with the Agents, the Company may accept or reject this Subscription Agreement in whole or in part at any time prior to the applicable Closing Time (as defined herein) and the Company has the right to allot to any Purchaser less than the amount of the Special Warrants subscribed for. Pursuant to the Agency Agreement to be entered into by the Company with the Agents on or prior to the initial Closing Date (the “Agency Agreement”), the Agents will act as the agents on a commercially reasonable “best efforts” basis in connection with the offering for sale of the Special Warrants. In accordance with the Agency Agreement, and subject to the Terms and Conditions of this Subscription Agreement, upon acceptance by the Company of this subscription (in whole or in part), the Purchaser will be obliged to purchase from the Company the number of Special Warrants in respect of which this subscription has been accepted.

At the applicable Closing, the Company shall forward to the Agents confirmation of acceptance or reject of this Subscription Agreement promptly after the acceptance or rejection of this Subscription Agreement by the Company. If this Subscription Agreement is rejected in whole, the Purchaser understands that any funds, certified cheques and bank drafts delivered by the Purchaser to the Agents representing the purchase price for the Special Warrants will be promptly returned to the Purchaser without interest. If this Subscription Agreement is accepted only in part, the Purchaser understands that a cheque representing the portion of the purchase price for the portion of its subscription for the Special Warrants that is not accepted will be promptly delivered to the Purchaser without interest.

2.	Payment

The Purchaser shall deliver the aggregate amount payable in respect of the Special Warrants subscribed for hereby to the applicable Agent or U.S. Affiliate at or before the applicable Closing Time on the applicable Closing Date, by certified cheque or bank draft drawn on a Canadian chartered bank or trust company in Canadian dollars and payable to the applicable Agent or U.S. Affiliate, or payable in such other manner as may be specified by the Agents or U.S. Affiliates.

3.	Special Warrant Indenture

The Special Warrants will be issued pursuant to and governed by a special warrant indenture (the “Special Warrant Indenture”) to be entered into between the Company and Capital Transfer Agency ULC, or such other trust company as determined by management of the Company in connection with the Offering, which will contain provisions to the following effect:

(a)	each Special Warrant will be exercisable, and will automatically be deemed to be exercised, into one Unit, with no further action on the part of the holder thereof and without payment of any further consideration, at 5:00 p.m. (Toronto time) on the earlier of:

(i)	the third business day after the date upon which the registration statement (the “Registration Statement”) of the Company filed with the United States Securities and Exchange Commission (the “SEC”) registering the resale of the Underlying Shares and Underlying Warrants issuable on the exercise or deemed exercise of the Special Warrants, and the Warrant Shares issuable on the exercise of the Underlying Warrants, is declared effective by the SEC; and

(ii)	the date that is six months following the applicable Closing Date.

(collectively, the “Automatic Exercise Date”);

(b)	if by 5:00 p.m. (Toronto time) on the date that is four months following the initial Closing Date, the Registration Statement has not been declared effective by the SEC, each unexercised Special Warrant will be deemed to be exercised on the Automatic Exercise Date into 1.2 Units (the “Penalty Units”) instead of 1.0 Units, with each Penalty Unit being comprised of 1.2 Underlying Shares and 1.2 Underlying Warrants, provided, however, that any fractional Penalty Unit entitlement will be rounded up to the next greater whole number of Penalty Units if the fractional entitlement is equal to or greater than 0.5 and shall, without any additional compensation, be rounded down to the next lesser whole number of Penalty Units if the fractional entitlement is less than 0.5 and, in calculating such fractional interests, all Penalty Units registered in the name of and held by such Purchaser shall be aggregated; and

(c)	the number Underlying Shares issuable upon the exercise or deemed exercise of the Special Warrants, and the Warrant Shares issuable upon the exercise of the Underlying Warrants, will be subject to standard adjustment provisions, including, without limitation, certain reorganization transactions.

In the event of an inconsistency between the terms of this Subscription Agreement and the Special Warrant Indenture, the terms of the Special Warrant Indenture will govern.

4.	Underlying Warrant Indenture

(a)	The Underlying Warrants will be transferable and will be issued pursuant to and governed by a warrant indenture (the “Underlying Warrant Indenture”) to be entered into between the Company and Capital Transfer Agency ULC, or such other trust company as determined by management of the Company in connection with the Offering, which will contain provisions to the effect that each Underlying Warrant is exercisable into one Warrant Share at an exercise price of $0.15 per Warrant Share until the date that is 36 months following the applicable Closing Date; provided that the Underlying Warrants shall be exercisable on a cashless basis in the event the Registration Statement has not been declared effective by the SEC prior to the date of exercise of such Underlying Warrants.

(b)	In the event of an inconsistency between the terms of this Subscription Agreement and the Underlying Warrant Indenture, the terms of the Underlying Warrant Indenture will govern.

5.	Deliveries

(a)	At the initial Closing, the Purchaser will complete, sign and return as principal, or, if the Purchaser is contracting hereunder as trustee, agent, representative or nominee for one or more Beneficial Purchasers, on behalf of each such Beneficial Purchaser, the following documents to Echelon Wealth Partners Inc. at email: ecm@echelonpartners.com, as soon as possible and, in any event not later than 4:00 p.m. (Toronto time) on March 6, 2023 (and if at an additional Closing, on a date to be determined by the Company and the Agents):

(i)	a completed and executed copy of this Subscription Agreement;

(ii)	a completed and executed copy of the Purchaser Certificate in the form attached as Schedule A hereto (the “Purchaser Certificate”);

(iii)	if the Purchaser is an individual and is relying on the exemption in Section 9(q) of this Subscription Agreement, a completed and executed a copy of the risk acknowledgement form attached as Attachment 1 to Schedule A (the “Individual Risk Acknowledgement Form”);

(iv)	if the Purchaser is, or is purchasing for the account or benefit of, a person in the “United States” or a “U.S. Person” (as such terms are defined in Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)) or has been offered or sold the Special Warrants in the United States or as a U.S. Person, a completed and executed copy of the “U.S. Accredited Investor Certificate” attached hereto as Schedule B – Annex 1 or the “U.S. Qualified Institutional Buyer Certificate” attached hereto as Schedule B – Annex 2 (the “U.S. Purchaser Certificate”), as applicable;

(v)	if the Purchaser is a resident of an International Jurisdiction (as defined below), a completed and executed copy of the Purchaser certificate in the form attached as Schedule C (the “International Purchaser Certificate”); and

(vi)	such other documents as may be reasonably requested by the Company or the Agents.

(b)	The Purchaser acknowledges and agrees that this offer, the purchase price for the Special Warrants and any other documents delivered in connection this Subscription Agreement will be held by the Agents until such time as the conditions set out in the Agency Agreement are satisfied by the Company or waived by the Agents.

(c)	Any obligation of the Company to sell the Special Warrants to the Purchaser is subject to: (i) performance by the Purchaser of its covenants under and in accordance with this Subscription Agreement; (ii) the truth, at the time of acceptance of this Subscription Agreement and at the applicable Closing Date, of the Purchaser’s representations and warranties in this Subscription Agreement; (iii) the terms and conditions contained in the Agency Agreement for the benefit of the Company being complied with to the satisfaction of the Company or waived by the Company; (iv) the distribution of the Special Warrants to the Purchaser being exempt from the prospectus requirements of applicable Securities Laws (as defined herein); (v) the Company having obtained all required regulatory approvals to permit the completion of such sale; and (vi) the Purchaser executing and delivering all requisite documentation as required by this Subscription Agreement, and applicable Securities Laws with respect to the Special Warrants.

(d)	The Purchaser understands that the information provided herein will be relied upon by the Company, the Agents and the U.S. Affiliates for purposes of determining the eligibility of the Purchaser to purchase the Special Warrants. The Purchaser agrees to provide, upon request, any additional information that the Company or the Agents determines necessary or appropriate in determining the Purchaser’s eligibility.

(e)	If the Purchaser is acting as trustee, agent, representative or nominee for a Beneficial Purchaser, the Purchaser understands and acknowledges that the representations, warranties, and agreements made herein are made by the Purchaser, with respect to the Purchaser, and with respect to the Beneficial Purchaser. Unless the context otherwise requires or as specifically stated, references to the Purchaser in this Subscription Agreement are to the Purchaser and any such Beneficial Purchaser.

(f)	For the purposes hereof, “Securities Laws” means the securities laws, regulations and rules, blanket rulings, policies and written interpretations of and multilateral or national instruments adopted by the securities regulators of the provinces of Canada except Quebec, as well as the securities laws, regulations and rules of the United States. For the purposes hereof, “Business Day” means any day except Saturday, Sunday or a statutory holiday in Toronto, Ontario.

6.	Closing

(a)	Closing of this subscription for the Special Warrants will be completed in one or more tranches (collectively, the “Closing”) at the offices of Blake, Cassels & Graydon LLP at Suite 2600, Three Bentall Centre, Vancouver, BC V7X 1L3 on such dates (each, a “Closing Date”) and times (each, a “Closing Time”) as the Agents and the Company may agree. If, by the applicable Closing Time, the terms and conditions contained in the Agency Agreement have been complied with to the satisfaction of the Agents or waived by the Agents, the Agents shall deliver to the Company (a) all completed subscription agreements, including this Subscription Agreement, and (b) the net subscription proceeds (less any commissions payable and any expenses owing), against (i) delivery by the Company of certificates representing, or evidence of electronic deposit of, the Special Warrants, and (ii) delivery by the Company of such other documentation as may be required by the Agents.

(b)	If a Closing does not occur, the Agents shall return this Subscription Agreement and any funds, certified cheques and bank drafts delivered by the Purchaser to the Agents representing the purchase price for the Special Warrants, without interest, to the Purchaser.

7.	Authority of the Agents

The Purchaser hereby:

(a)	appoints the Agents, with full power of substitution, as its true and lawful attorney and agent with the full power and authority in its place and stead to act as its representative at the applicable Closing, approve any opinions, certificates or other documents addressed to the Purchaser and provided for by the Agency Agreement, to swear, execute, file and record any document necessary to accept delivery of the Special Warrants on the applicable Closing Date, to complete or correct any errors or omissions in this Subscription Agreement on behalf of the Purchaser, to terminate this subscription on its behalf in the event that any condition precedent to the Offering has not been satisfied, to execute a receipt for the Special Warrants in respect of which this subscription is accepted and all other documentation, and promptly after the applicable Closing Date, to deliver certificates representing the Special Warrants to the Purchaser in accordance with the delivery instructions set forth above;

(b)	irrevocably authorizes the Agents to negotiate and settle the form of Special Warrant Indenture, the Underlying Warrant Indenture and any other agreement to be entered into in connection with the Offering and to waive on its own behalf and on behalf of the holders of the Special Warrants in whole or in part, or extend the time for compliance with, any of the Closing conditions in such manner and on such terms and conditions as the Agents may determine, acting reasonably; and

(c)	acknowledges and agrees that the Agents and the Company may vary, amend, alter or waive, in whole or in part, one or more of the terms set forth in the Agency Agreement in such manner and on such terms and conditions as they may determine, acting reasonably, and that any such variation, amendment, alteration or waiver shall not affect in any way the obligations of the Purchaser or such others for whom the Purchaser is contracting hereunder; provided, however, that the Agents shall not vary, amend, alter or waive any such term or condition where to do so would result in a material change to any of the material attributes of the Special Warrants described herein.

8.	Acknowledgements of the Purchaser

The Purchaser, on its own behalf, and if applicable, on behalf of a Beneficial Purchaser, agrees and acknowledges that:

(a)	the Purchaser understands that the Special Warrants subscribed for by the Purchaser hereunder form part of a larger offering by the Company of up to 75,000,000 Special Warrants in one or more tranches for aggregate gross proceeds of up to $9,000,000 (the “Offering”). The Special Warrants subscribed for under this Subscription Agreement are part of the Offering;

(b)	the Agents have been granted an option (the “Agents’ Option”) to increase the size of the Offering by up to 11,250,000 Special Warrants (the “Additional Special Warrants”) at a price of $0.12 per Additional Special Warrant, for additional gross proceeds of up to $1,350,000, on the same terms and conditions as the Special Warrants, and the Agents’ Option shall be exercisable by the Agents, in whole or in part, at any time up to 48 hours before the applicable Closing Date;

(c)	the Special Warrants will be governed by the Special Warrant Indenture, and such Special Warrant Indenture and the Special Warrants issued thereunder will contain terms substantially similar to those set out in the term sheet (the “Term Sheet”) attached as Schedule D hereto, and will be issued and registered in accordance with this Subscription Agreement;

(d)	the Underlying Warrants will be governed by the Underlying Warrant Indenture, and such Underlying Warrant Indenture and the Underlying Warrants issued thereunder shall be in the form and substance satisfactory to the Company and the Agents, each acting reasonably, and will include standard adjustment provisions, including, without limitation, certain reorganization transactions;

(e)	subject to Section 3, each Special Warrant will be deemed to be exercised, without any further action on the part of the holder thereof and for no additional consideration, on the Automatic Exercise Date;

(f)	no fractional Units, Underlying Shares or Underlying Warrants will be issued in any Closing and, to the extent Purchaser subscribes for a number of Special Warrants that, upon exercise would otherwise entitle the Purchaser to a fraction of a whole Unit, whole Underlying Share and/or whole Underlying Warrant, the number of Underlying Shares and/or Underlying Warrants, as applicable, to be issued to the Purchaser will be rounded up to the next greater whole number if the fractional entitlement is equal to or greater than 0.5 and shall, without any additional compensation, be rounded down to the next lesser whole number if the fractional entitlement is less than 0.5 and, in calculating such fractional interests, all Underlying Shares and/or Underlying Warrants, as applicable, subscribed for by such Purchaser shall be aggregated;

(g)	the Offering is not subject to any minimum aggregate subscription amount or minimum number of Purchasers;

(h)	this subscription is subject to rejection or acceptance by the Company in whole or in part, is effective only upon acceptance by the Company and the Company reserves the right to close the subscription books at any time without notice;

(i)	the Offering is conditional upon such sale being exempt from the prospectus filing or registration requirements and the requirement to deliver an offering memorandum in connection with the distribution of the Special Warrants under applicable Securities Laws, or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement;

(j)	the Purchaser is aware that the investment is highly speculative and that the Purchaser may lose the entire amount of his, her or its investment;

(k)	the Purchaser understands that the business of the Company is in a pre-revenue phase, and so acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the Company or that the Company will be profitable in the future;

(l)	the Purchaser has been advised to seek independent legal and tax advisors and is solely responsible for obtaining independent legal, income tax and investment advice with respect to its subscription for Special Warrants and has had the opportunity to acquire an understanding of the meanings of all of the terms and definitions contained herein for the purposes of giving the acknowledgements, representations, warranties, undertakings and covenants contained in this Subscription Agreement;

(m)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Special Warrants, the Underlying Shares and Underlying Warrants that the Special Warrants may be exercisable for, or the Warrant Shares that the Underlying Warrants may be exercisable for;

(n)	the Purchaser is resident, or if not an individual has its head office, in the jurisdiction set forth on the face page hereof as the “Purchaser’s Address”;

(o)	there is no government or other insurance covering the Special Warrants;

(p)	there are hold periods and other restrictions that limit the Purchaser’s ability to resell the Special Warrants, the Underlying Shares and the Underlying Warrants issuable upon the exercise and deemed exercise of the Special Warrants, and the Warrant Shares issuable upon the exercise of the Underlying Warrants, except under limited exemptions available under applicable Securities Laws, and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares;

(q)	the Special Warrants, Underlying Shares, Underlying Warrants and Warrant Shares issuable on exercise of the Underlying Warrants are subject to resale restrictions under both Canadian and U.S. securities laws which, in the absence of qualification of a prospectus in Canada and effectiveness of the Registration Statement, require, among others, a holding period before such securities may be resold;

(r)	the Company has hereby provided the Purchaser with written notice pursuant to section 2.5(2)(3.1) of National Instrument 45-102 – Resale of Securities that:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SPECIAL WARRANTS, UNDERLYING SHARES, UNDERLYING WARRANTS AND WARRANT SHARES (THE “SECURITIES”), AS APPLICABLE, MUST NOT TRADE THE SECURITIES BEFORE [THE DATE THAT IS FOUR MONTHS AND ONE DAY FOLLOWING THE APPLICABLE CLOSING DATE].”

(s)	there is no guarantee that the Registration Statement shall be declared effective by the SEC;

(t)	the offer to purchase made by this subscription is irrevocable (subject to the Purchaser’s right to terminate its obligations at Section 15) and requires acceptance by the Company;

(u)	the Company has advised the Purchaser that the Company is relying on an exemption from the requirements to provide the Purchaser with a prospectus and other applicable Securities Laws and, as a consequence of acquiring the Special Warrants pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario) and other applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Purchaser;

(v)	other than the investor presentation dated March 1, 2023 (the “Investor Presentation”), the Purchaser has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, sales or advertising literature, or any other document describing or purporting to describe the business and affairs of the Purchaser;

(w)	no prospectus or registration statement has been filed by the Company with any securities commission or similar regulatory authority in any jurisdiction in connection with the Offering and the Offering is exempt from the prospectus and registration statement requirements and the requirements to sell securities through a registered dealer available under the provisions of applicable Securities Laws, and as a result:

(i)	the Purchaser is restricted from using most of the civil remedies available under applicable Securities Laws;

(ii)	the Purchaser may not receive information that would otherwise be required to be provided to it under applicable Securities Laws;

(iii)	the common law may not provide the Purchaser with an adequate remedy in the event that it suffers investment losses in connection with the Special Warrants acquired pursuant to the Offering; and

(iv)	the Company is relieved from certain obligations that would otherwise apply under applicable Securities Laws;

(x)	the Special Warrants are not listed on any stock exchange or quoted on any quotation and trade reporting system and may never become listed on a stock exchange or quoted on a quotation and trade reporting system and, accordingly, the Purchaser may not be able to resell the Special Warrants to any third parties or liquidate its investment through selling the Special Warrants in a public market;

(y)	the Special Warrants may be issued in registered form to a bank, trust company or transfer agent selected by the Company that provides depository or transfer agent services (the “Depository”), as non-certificated inventory (“NCI”) uncertificated securities to be deposited with the Depository on each applicable Closing of the Offering. If the Company and the Agents elect to proceed in this manner, Purchasers will not receive physical certificates representing their ownership of the Special Warrants or be shown on the records maintained by the Depository except through a participant in the Depository’s depository or transfer agent services;

(z)	the Special Warrants may, at the election of the applicable Agent, be issued as global certificates in favour of the Agent which may be delivered in electronic form or such other basis as such Agent determines; and

(aa)	the Company may complete additional financings in the future, in addition to the Offering, and there is no assurance that such additional financing will be available and, if available, on reasonable terms. Any such future financings may have a dilutive effect on current shareholders, including the Purchaser.

9.	Representations, Warranties and Covenants of the Purchaser

By executing this Subscription Agreement, the Purchaser, on its own behalf, and if applicable, on behalf of a Beneficial Purchaser, represents, warrants and covenants to the Company, the Agents and the U.S. Affiliates that:

(a)	the Purchaser:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Special Warrants;

(ii)	is capable of assessing the proposed investment in the Special Warrants as a result of the Purchaser’s own experience or as a result of advice received from a person registered under applicable Securities Laws;

(iii)	is aware of the characteristics of the Special Warrants and the risks relating to an investment therein; and

(iv)	is able to bear the economic risk of loss of its investment in the Special Warrants;

(b)	the execution and delivery by the Purchaser of this Subscription Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser and, upon execution, constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms; if the Purchaser is contracting hereunder as trustee, agent, representative or nominee for one or more Beneficial Purchasers, the Purchaser has due and proper authority to execute and deliver this Subscription Agreement on behalf of each such Beneficial Purchaser and to act on behalf of each such Beneficial Purchaser in connection with the transactions contemplated hereby and acknowledges that the Company, the Agents and the U.S. Affiliates may be required by law to disclose to certain regulatory authorities the identity of each Beneficial Purchaser of Special Warrants for whom the Purchaser may be acting;

(c)	the execution and delivery by the Purchaser of this Subscription Agreement does not, and the consummation by the Purchaser of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with or result in a breach or violation of, or a default under:

(i)	any judgment, order, decree, statute, rule, regulation or other law applicable to the Purchaser; or

(ii)	any contract, agreement or instrument by which the Purchaser is bound;

(d)	no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Purchaser (other than those required by or of the Company and the Agents) in connection with the execution and delivery by the Purchaser of this Subscription Agreement or the consummation by the Purchaser of the transactions contemplated hereby;

(e)	no person has made any written or oral representation to the Purchaser that any person will re-sell or re-purchase the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares or refund any of the purchase price of the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares, or that the Special Warrants or Underlying Warrants will be listed on any exchange or quoted on any quotation and trade reporting system, other than as set out herein, or that application has been or will be made to list any such security on any exchange or quote the security on any quotation and trade reporting system;

(f)	the Purchaser is entitled under applicable Securities Laws to purchase such Special Warrants without the benefit of a prospectus or registration statement qualified under such securities laws;

(g)	the Purchaser is not relying on any verbal or written representations as to a fact relating to the Company, and the Purchaser acknowledges that neither the Company nor the Agents nor the U.S. Affiliates have made any verbal or written representations, warranties or covenants relating to (i) the business of the Company, except for factual statements about the Company as set forth in this Subscription Agreement and the Agency Agreement, which statements are made as of the respective dates thereof, or (ii) the future value or price of the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares;

(h)	the Purchaser understands that he, she or it will not be able to resell the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares until the expiry of the applicable hold period under applicable Securities Laws except in accordance with limited exemptions and in compliance with other requirements of applicable law, and the Purchaser (and not the Company or the Agents or the U.S. Affiliates) is responsible for compliance with applicable resale restrictions or hold periods and will comply with all applicable Securities Laws in connection with any resale of the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares;

(i)	the Purchaser will execute and deliver within the applicable time periods all documentation as may be required by applicable Securities Laws to permit the purchase of the Special Warrants on the terms set out herein and, if required by applicable Securities Laws or stock exchange rules, the Purchaser will execute, deliver, file and otherwise assist the Company in obtaining and filing such reports, undertakings and other documents relating to the purchase of the Special Warrants by the Purchaser as may be required by any applicable Securities Laws, securities commission, stock exchange or other regulatory authority;

(j)	the Purchaser is aware that, the certificates or book entries evidencing the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares will be endorsed with legends setting out resale restrictions under applicable Securities Laws in substantially the following form(s):

“THE ISSUANCE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

and, if the Purchaser is located in or subject to the applicable Securities Laws of a province or territory of Canada, the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS AND ONE DAY FOLLOWING THE APPLICABLE CLOSING DATE].”

(k)	if the Purchaser is an individual, he or she has attained the age of majority and is legally competent to execute this Subscription Agreement and to take all actions required pursuant hereto;

(l)	if the Purchaser is not an individual:

(i)	it has the requisite power, authority, legal capacity and competence to enter into and perform all of its obligations hereunder and to undertake all actions required, and all necessary approvals of its directors, partners, shareholders, trustees, principals or otherwise with respect to such matters have been given or obtained;

(ii)	it pre-existed the Offering, has a bona fide purpose other than the investment in the Special Warrants and was not created, formed or established solely or primarily to acquire securities without a prospectus or registration statement in reliance on an exemption from the prospectus and registration requirements provided for in applicable Securities Laws; and

(iii)	if it is a body corporate, it has been duly incorporated, amalgamated or continued, as the case may be, and is validly subsisting under the laws of its jurisdiction of formation;

(m)	other than the Investor Presentation, the Purchaser has not received, nor has the Purchaser requested, nor does the Purchaser have any need to receive, any prospectus, sales or advertising literature, offering memorandum or any other document (other than an annual or interim report, financial statements or any other document the content of which is prescribed by statute or regulation) describing or purporting to describe the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the purchase of the Special Warrants;

(n)	the Purchaser agrees that it is solely responsible for obtaining such legal, tax and other advice as the Purchaser considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated hereunder;

(o)	the Purchaser will not resell or otherwise transfer the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares except in accordance with the provisions of any applicable Securities Laws;

(p)	the Purchaser is purchasing the Special Warrants with the benefit of a prospectus exemption provided by National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) and is either: (i) purchasing the Special Warrants as principal for its own account and not for the benefit of any other person; or (ii) if it is not purchasing as principal it is either: (A) deemed to be purchasing the Special Warrants as principal for its own account in accordance with applicable Securities Laws; or (B) acting as trustee, agent, representative or nominee for a Beneficial Purchaser (whose identity is disclosed on the face page of this Subscription Agreement) who is purchasing as principal for its own account and not for the benefit of any other person;

(q)	the Purchaser is purchasing the Special Warrants with the benefit of a prospectus exemption and is an “accredited investor”, as such term is defined in NI 45-106, such that one or more of the categories set out in Part B of Schedule A correctly and in all respects describes the Purchaser, and the Purchaser has so indicated by initialling the box opposite each category on such certificate which so describes it and certified the same by executing the certificate, and if the Purchaser is an individual, he or she has executed and delivered to the Agents an Individual Risk Acknowledgment Form;

(r)	if the Purchaser is an “accredited investor” in reliance on paragraph (m) of the definition of “accredited investor” in Section 1.1 of NI 45-106, the Purchaser was not created or used solely to purchase or hold securities as an accredited investor under that paragraph (m);

(s)	unless the Purchaser has completed and executed Schedule B (either Annex 1 or Annex 2) to this Agreement, the Purchaser, whether acting as principal, trustee or agent, is neither (i) a “U.S. Person” (as defined in Rule 902(k) of Regulation S promulgated under the U.S. Securities Act), which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee is a U.S. Person, and any partnership or corporation organized or incorporated under the laws of the United States, nor (ii) purchasing the Special Warrants for the account of a U.S. Person or a person in the United States or for resale in the United States, and the Special Warrants, Underlying Shares, Underlying Warrants and Warrant Shares have not been offered to the Purchaser in the United States and the Purchaser was not in the United States when the order was placed or when this Subscription Agreement was executed and delivered;

(t)	the Purchaser will not offer or sell the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares unless such securities are registered under the U.S. Securities Act and the laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that the Purchaser will not resell the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares, except in accordance with the provisions of applicable Securities Laws;

(u)	if the Purchaser is, or is acting for the account or benefit of, a person in the United States or a U.S. Person, the Purchaser confirms, represents and warrants that the Purchaser is either (A) an “accredited investor” (a “U.S. Accredited Investor”), as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act, and the Purchaser has concurrently completed and executed Schedule B – Annex 1 to the Subscription Agreement indicating which category of U.S. Accredited Investor that Purchaser satisfies, or (B) a “qualified institutional buyer” (a “Qualified Institutional Buyer”), as such term is defined in Rule 144A under the U.S. Securities Act, that is also a U.S. Accredited Investor, and the Purchaser has concurrently completed and executed Schedule B – Annex 2 to the Subscription Agreement;

(v)	if the Purchaser, or a Beneficial Purchaser, if any, for whom it is acting as agent or trustee, is resident in or otherwise subject to applicable Securities Laws of a jurisdiction other than Canada and the United States, the Purchaser confirms, represents and warrants that:

(i)	the Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the jurisdiction in which the Purchaser is resident (the “International Jurisdiction”) and which would apply to this Subscription Agreement;

(ii)	the Purchaser is purchasing the Special Warrants, as principal, pursuant to exemptions from the prospectus, financial promotion and/or registration requirements or equivalent requirements under applicable Securities Laws or, if such is not applicable, the Purchaser is permitted to purchase the Special Warrants under the applicable Securities Laws of the International Jurisdiction without the need to rely on any exemptions;

(iii)	all acts of solicitation, conduct or negotiations directly or indirectly in furtherance of the purchase of the securities occurred outside of Canada and the United States;

(iv)	no offer was made to the Purchaser in Canada or the United States and the buy order in respect of the subscription was not placed from within Canada or the United States;

(v)	the applicable Securities Laws of the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares;

(vi)	the delivery of this Subscription Agreement, the acceptance hereof by the Company and the purchase of the Special Warrants by the Purchaser complies with all applicable laws of the International Jurisdiction and all other applicable laws and does not trigger: (i) any obligation to prepare and file a prospectus, registration statement or similar document, or any other report or notice with respect to such purchase in the International Jurisdiction or to register the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares; or (ii) any continuous disclosure reporting obligations of the Company in the International Jurisdiction; or (iii) any registration obligation of any Agent in the International Jurisdiction; and

(vii)	the Purchaser will, if requested by the Company, the Agents or their respective counsel, deliver to the Company and the Agents a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subsections (ii) to (vi) above to the satisfaction of the Company, the Agents and their respective counsel, acting reasonably;

(w)	except for its knowledge regarding its subscription for Special Warrants hereunder, it has no knowledge of a “material fact” or a “material change” (as those terms are defined in the Securities Act (Ontario) in the affairs of the Company that has not been generally disclosed; and

(x)	the funds to purchase the Special Warrants which will be advanced by the Purchaser to the Company and the Agents will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”), and the Purchaser acknowledges that the Company and the Agents may in the future be required by law to disclose the Purchaser’s name and other information relating to this Subscription Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA; and none of the funds to be provided by the Purchaser hereunder (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified by the Purchaser; and the Purchaser will promptly notify the Company and the Agents if the Purchaser discovers that any of such representations ceases to be true, and to provide the Company and the Agents with appropriate information in connection therewith.

(y)	the Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Purchaser is permitted to do so under applicable law. If the Purchaser is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), to the extent required, the Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the Purchaser and used to purchase the Special Warrants were legally derived.

10.	Reliance upon Representations, Warranties and Covenants by the Company, the Agents and the U.S. Affiliates

The Purchaser acknowledges that the representations, warranties and covenants made by the Purchaser in this Subscription Agreement are made with the intent that they may be relied upon by the Company, the Agents, the U.S. Affiliates and their respective counsel to, among other things, determine the Purchaser’s eligibility to purchase the Special Warrants, including without limitation the availability of exemptions from the registration and prospectus requirements of applicable Securities Laws in connection with the issuance of the Special Warrants to the Purchaser. The Purchaser further covenants to the Company, the Agents and the U.S. Affiliates that by accepting the Special Warrants, the Purchaser will be representing and warranting that such representations and warranties are true as at the applicable Closing Date with the same force and effect as if they had been made by the Purchaser at the applicable Closing Date, and that the covenants of the Purchaser made by it in this Subscription Agreement to be performed prior to the applicable Closing Date have been performed. The Purchaser further agrees to indemnify the Agents, the Company and its respective directors, officers, employees, advisers, affiliates, shareholders and agents, and their respective counsel, against all losses, claims, costs, expenses, damages and liabilities which any of them may suffer or incur and which are caused by or rise from any inaccuracy in, or breach or misrepresentation by the Purchaser of, any such representations, warranties and covenants. The Purchaser undertakes to immediately notify the Company, the Agents and the U.S. Affiliates of any change in any statement or other information relating to the Purchaser set out herein or in a schedule hereto that takes place prior to the applicable Closing Date.

11.	Representations, Warranties and Covenants of the Company

By accepting the Purchaser’s subscription, the Company agrees that the Purchaser will have the benefit of all the representations, warranties and covenants given by the Company in the Agency Agreement and further agrees that all such representations, warranties and covenants will be deemed to be incorporated herein as if they were reproduced in their entirety, with such changes as are necessary in order to reflect that such representations, warranties and covenants are being made by the Company to the Purchaser. However, the Purchaser acknowledges and agrees that any of the representations, warranties and covenants set forth in the Agency Agreement may be varied, amended, altered or waived as contemplated in Section 7(c) hereof.

12.	Commissions, Fees and Expenses

The Purchaser understands that in connection with the Offering, on each Closing Date, the Agents will receive from the Company a cash commission (the “Cash Commission”) of 6.0% of the aggregate gross proceeds raised from Purchasers in the applicable Closing (including any exercise of the Agents’ Option). In addition, on each Closing Date, the Company shall issue to the agents such number of non-transferable compensation options (the “Agent’s Compensation Options”, and together with the Cash Commission, the “Capital Raising Commission”) to acquire that number of Units (as such Units are described in the Term Sheet attached as Schedule D hereto) equal to 6.0% of the number of Special Warrants sold in the applicable Closing (including any exercise of the Agents’ Option) at the Offering Price for a period of 36 months following the applicable Closing Date, subject to adjustment in certain events.

Notwithstanding the foregoing, on each Closing Date, the compensation payable by the Company to the Agents for subscriptions received from certain purchasers listed on the Company’s president’s list (collectively, the “President’s List Purchasers”) shall be a Cash Commission of 3.0% of the aggregate gross proceeds raised the President’s List Purchasers in the applicable Closing. In addition, on each Closing Date, the Company shall issue Agent’s Compensation Options to the Agents to acquire that number of Units of the Company equal to 3.0% of the number of Special Warrants sold to the President’s List Purchasers in the applicable Closing.

Additionally, at each Closing, the Company shall be entitled to sell Special Warrants to Valuestone Global Resources Fund I LP (or an affiliate of), management, the board of directors or insiders of the Company (the “Company Purchasers”). On each Closing Date, the Company shall pay the Agents a Cash Commission of 2.0% of the aggregate gross proceeds raised from the Company Purchasers in the applicable Closing. In addition, on each Closing Date, the Company shall issue Agent’s Compensation Options to the Agents to acquire that number of Units of the Company equal to 2.0% of the number of Special Warrants sold to the Company Purchasers in the applicable Closing.

13.	No Revocation.

The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser without the consent of the Company, subject to Section 15 hereof. Further, to the extent permitted by law, the Purchaser expressly waives and releases the Company and the Agents from all rights of withdrawal or rescission to which the Purchaser might otherwise be entitled pursuant to the applicable Securities Laws with respect to the Special Warrants purchased pursuant to the Offering.

14.	Exclusion of Liability of Agents.

The Purchaser acknowledges that the Agents are acting as agent in this transaction and that all warranties, conditions, representations or stipulations, other than those relating solely to the Agents, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Company. The Purchaser acknowledges that no information or representation concerning the Company has been provided to the Purchaser by the Company or the Agents other than those contained in this Subscription Agreement, the Agency Agreement and the Investor Presentation, and that the Purchaser is relying entirely upon this Subscription Agreement, the Agency Agreement and publicly available information relating to the Company, such publicly available information having been delivered to the Purchaser without independent investigation or verification by the Agents, and agrees that the Agents assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed and agrees and acknowledges that the Company’s counsel and the Agents’ counsel are acting solely as counsel to the Company and the Agents, respectively, and not as counsel to the Purchaser. No person in the employment of, or acting as agent of, the Agents has any authority to make or give any representation or warranty whatsoever in relation to the Company or the Special Warrants. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agents, and the Purchaser hereby releases the Agents from any claims that may arise in respect of any such information given or statement made.

15.	Withdrawal of Subscription.

The Purchaser reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before the applicable Closing if the Agents terminate their obligations with respect to the Offering under the Agency Agreement and hereby appoints the Agents as its agent for the purpose of notifying the Company of the withdrawal or termination of this subscription.

16.	Survival.

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Company and the Purchaser, notwithstanding the completion of the purchase of the Special Warrants by the Purchaser pursuant hereto, the issuance of the Underlying Shares, Underlying Warrants or Warrant Shares, or the subsequent disposition of the Special Warrants, Underlying Shares, Underlying Warrants or Warrant Shares by the Purchaser, subject in the case of the representations and warranties in the Agency Agreement to the limitations and other terms thereof.

17.	Personal Information Authorization.

By executing this Subscription Agreement, the Purchaser hereby consents to the collection, use and disclosure of the personal information provided herein, and other personal information provided by the Purchaser or collected by the Company, the Agents, the U.S. Affiliates, or their respective counsel as reasonably necessary in connection with the Purchaser’s subscription for the Special Warrants (collectively, “personal information”) as follows:

(a)	the Company, the Agents and the U.S. Affiliates may use personal information and disclose personal information to intermediaries such as the Company’s or Agents’ legal counsel and withholding and/or transfer agents for the purposes of determining the Purchaser’s eligibility to invest in the Special Warrants and for managing and administering the Purchaser’s investment in the Special Warrants;

(b)	the Company, the Agents and the U.S. Affiliates may disclose personal information to the Canadian Securities Exchange (“CSE”) and other securities regulatory authorities for purposes including, but not limited to, complete any filings required by the CSE or other securities regulatory authorities, indirect collection of information by the CSE or securities regulatory authorities under authority granted in applicable Securities Laws and the administration and enforcement of the applicable Securities Laws by the securities regulator authorities;

(c)	the Company may use the Purchaser’s social insurance number for income reporting purposes in accordance with applicable law;

(d)	the Company and its advisors may each collect, use and disclose personal information for the purposes of meeting legal, regulatory, self-regulatory, security and audit requirements (including any applicable tax, securities, money laundering or anti-terrorism legislation, rules or regulations) and as otherwise permitted or required by law, which disclosures may include disclosures to tax, securities or other regulatory or self-regulatory authorities in Canada and/or in foreign jurisdictions, if applicable, in connection with the regulatory oversight mandate of such authorities; and

(e)	the Company and its advisors may use personal information and disclose personal information to parties connected with the proposed or actual transfer, sale, assignment, merger or amalgamation of the Company or its business or assets or similar transactions for the purpose of permitting such parties to evaluate and/or proceed with and complete such transaction. Purchasers, assignees and successors of the Company or its business or assets may collect, use and disclose personal information as described in this Subscription Agreement. The Purchaser acknowledges that the Company’s agents or intermediaries may be located outside of Canada, and personal information may be transferred and/or processed outside of Canada for the purposes described above, and that measures the Company may use to protect personal information while handled by agents, intermediaries or other third parties on its behalf, and personal information otherwise disclosed or transferred outside of Canada for the purposes described above, are subject to legal requirements in foreign countries applicable to the Company or such third parties; for example, any lawful requirements to disclose personal information to government authorities in those countries.

By executing this Subscription Agreement, the Purchaser consents to and authorizes the foregoing collection, use and disclosure of the Purchaser’s personal information. The Purchaser also consents to and authorizes the filing of copies or originals of any of this Subscription Agreement (including attachments) below as may be required to be filed with the CSE or other securities regulatory authorities in connection with the transactions contemplated hereby. In addition, the Purchaser consents to and authorizes the collection, use and disclosure of all such personal information by the CSE and other securities regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time. The Purchaser agrees that the Company, the Agents and the U.S. Affiliates may be required by law or otherwise to disclose to securities regulatory authorities the identity of the Purchaser and if applicable the beneficial purchaser for whom the Purchaser may be acting.

18.	Personal Information Protection and Electronic Documents Act

The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and consent to the fact that the Company, the Agents and the U.S. Affiliates are collecting the Purchaser’s, and, if applicable, such agent’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), for the purpose of completing this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledges and consents to the Company, the Agents and the U.S. Affiliates retaining such personal information for as long as permitted or required by law or business practices. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent further acknowledges and consents to the fact that the Company, the Agents and the U.S. Affiliates may be required by the applicable Securities Laws, the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada to provide regulatory authorities or stock exchanges with any personal information provided by the Purchaser or, if applicable, such agent in this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent represents and warrants that it has the authority to provide the consents and acknowledgements set out in this section. In addition to the foregoing, the Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledges and agrees that the Company, the Agents and the U.S. Affiliates may use and disclose the Purchaser’s and, if applicable, such agent’s personal information, and consents thereto, as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Company and the Purchaser;

(b)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Canada Revenue Agency;

(c)	disclosure to stock exchanges and securities regulatory authorities and other regulatory bodies having jurisdiction with respect to the approval or acceptance of the Offering, reports of trades and similar stock exchange or regulatory filings;

(d)	disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(e)	disclosure to professional advisers of the Company in connection with the performance of their professional services;

(f)	disclosure to any person where such disclosure is necessary for legitimate business reasons;

(g)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(h)	for use and disclosure as otherwise required or permitted by law.

19.	Governing Law.

This Subscription Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Purchaser hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matters arising out of this Subscription Agreement.

20.	Severability.

The invalidity, illegality or unenforceability of any provision of this Subscription Agreement will not affect the validity, legality or enforceability of any other provision hereof.

21.	Costs.

All costs and expenses incurred by the Purchaser, including, without limitation, legal fees and disbursements relating to the purchase by the Purchaser of the Special Warrants, will be borne by the Purchaser.

22.	Assignment.

This Subscription Agreement will enure to the benefit of and be binding on the Company, the Purchaser and their respective heirs, administrators, executors, successors and permitted assigns. This Subscription Agreement may not be assigned by the Company and may only be transferred or assigned by the Purchaser: (a) subject to compliance with applicable Securities Laws, and (b) with the prior written consent of the Company and the Agents.

23.	No Partnership.

Nothing herein will constitute or be construed to constitute a partnership of any kind whatsoever between the Purchaser and the Company.

24.	Entire Agreement.

This Subscription Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no conditions, representations, warranties, covenants or other agreements between the parties hereto relating to the subject matter hereof, except as specifically set out, referred to or incorporated by reference herein.

25.	Amendments and Waivers.

Except as contemplated by Section 7 and as permitted by the Agency Agreement, no amendment to this Subscription Agreement will be valid or binding unless set out in writing and duly executed by the parties hereto. No waiver of any breach of any provision of this Subscription Agreement will be effective or binding unless made in writing and signed by the waiving party.

26.	Facsimile Deliveries and Counterparts.

The Company, the Agents and the U.S. Affiliates will be entitled to rely on delivery by facsimile or other electronic means of a copy of this Subscription Agreement executed by the Purchaser, and acceptance by the Company of such executed Subscription Agreement will be legally effective to create a valid and binding agreement between the Purchaser and the Company in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which will be deemed to be an original and all of which will constitute one and the same document.

27.	Extended Meanings and Headings.

In this Subscription Agreement words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts and unincorporated associations. The headings contained herein are for convenience of reference only and will not affect the construction or interpretation hereof.

28.	Time of Essence.

Time will be of the essence of this Subscription Agreement.

29.	Currency.

All references to currency herein are to lawful money of Canada.

30.	Further Assurances.

Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the closing of the transactions contemplated hereby, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Subscription Agreement.

SCHEDULE A

PURCHASER CERTIFICATE

TO:	BUNKER HILL MINING CORP. (the “Company”)

AND TO:	ECHELON WEALTH PARTNERS INC.
ROTH CAPITAL PARTNERS, LLC
LAURENTIAN BANK SECURITIES INC.

(collectively, the “Agents”)

Terms not otherwise defined in this Schedule have the meaning given to them in, as applicable, (a) National Instrument 45-106 - Prospectus Exemptions (“NI 45-106”), (b) National Instrument 14-101 - Definitions, or (c) the securities legislation of the jurisdiction of the Company or Purchaser. While certain definitions used in this Schedule A are incorporated for ease of reference in footnotes, full reference should be made to NI 45-106 for the complete provisions, including definitions, and to the Companion Policy to NI 45-106 for matters of interpretation and application. All monetary references are in Canadian dollars.

INSTRUCTIONS

Each Purchaser must complete Part A (Purchasing as Principal) of this Schedule A and Part B (Accredited Investor) of this Schedule A.

If a Purchaser completes Part B of this Schedule A and is an individual Accredited Investor, such Purchaser must also complete Attachment 1 (Risk Acknowledgement Form for Individual Accredited Investors) to this Schedule A.

In connection with the purchase of the Special Warrants by the Purchaser, the Purchaser represents, warrants, covenants (on its own behalf or, if applicable, on behalf of those for whom the Purchaser is contracting under the Subscription Agreement) and certifies to the Company and the Agents, and acknowledges that the Company and the Agents are relying thereon, that:

PART A - PURCHASING AS PRINCIPAL

The Purchaser is: [check the box and complete the category that applies]

☐	(a)	purchasing the Special Warrants as principal; or

☐	(b)	deemed to be purchasing as principal under applicable Securities Laws, in accordance with the following statutory provision, the particulars of which are set out below:

_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________

PART B - ACCREDITED INVESTOR

The Purchaser is: [check the box that applies]

☐	(a)

(i) except in Ontario, a Canadian financial institution[1], or a Schedule III bank[2],

(ii) in Ontario, a financial institution described in paragraph 73.1(1) of the Securities Act (Ontario) (as detailed below),

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐	(c)	a subsidiary[3] of any person[4] referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

☐	(e)	an individual[5] registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction[6], or any agency of that government,

☐	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

[1]	“Canadian financial institution” means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (b) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.
[2]	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada).
[3]	“subsidiary” means an issuer that is controlled by another issuer, and an issuer is controlled by a person if (a) voting securities of the issuer are held, other than by way of security only, by or for the benefit of that person, and (b) the voting rights attached to those voting securities are entitled, if exercised, to elect a majority of the directors of the issuer.
[4]	“person” includes an individual, corporation, partnership, trust, fund, association, syndicate, organization, any other organized group of persons, whether incorporated or not, and the personal or other legal representative of a person to whom the context can apply according to law.
[5]	“individual” means a natural person, but does not include (a) a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or (b) a natural person in the person’s capacity as a trustee, executor, administrator or personal or other legal representative.
[6]	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada.

☐	(j)

an individual who, either alone or with a spouse[7], beneficially owns financial assets[8] having an aggregate realizable value that, before taxes but net of any related liabilities[9], exceeds CDN$1,000,000,

IMPORTANT – If you qualify as an accredited investor under this Category (j), you must complete and execute Form 45-106F9 –Individual Risk Acknowledgment form, attached as Attachment 1 to this Schedule A

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$5,000,000,

☐	(k)

an individual whose net income before taxes exceeded CDN$200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

IMPORTANT – If you qualify as an accredited investor under this Category (k), you must complete and execute Form 45-106F9 –Individual Risk Acknowledgment form, attached as Attachment 1 to this Schedule A

☐	(l)

an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000,

IMPORTANT – If you qualify as an accredited investor under this Category (l), you must complete and execute Form 45-106F9 –Individual Risk Acknowledgment form, attached as Attachment 1 to this Schedule A

☐	(m)	a person, other than an individual or investment fund[10], that has net assets[11] of at least CDN$5,000,000 as shown on its most recently prepared financial statements[12], and such person has not been created or used solely to purchase or hold securities as an accredited investor,

☐	(n)	an investment fund that distributes or has distributed its securities only to

		(i)	a person that is or was an accredited investor at the time of the distribution,

		(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], and 2.19 of NI 45-106 [Additional investment in investment funds], or

		(ii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment],

[7]	“spouse” means, an individual who, (a) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (b) is living with another individual in a marriage-like relationship, including a marriage like relationship between individuals of the same gender, or (c) in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).
[8]	“financial assets” means (a) cash, (b) securities, or (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.
[9]	“related liabilities” means (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (b) liabilities that are secured by financial assets.
[10]	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes (a) an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), and whose business objective is making multiple investments, and (b) a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), whose business objective is making multiple investments and a “non-redeemable investment fund” means an issuer, (x) whose primary purpose is to invest money provided by its securityholders, (y) that does not invest, (i) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or (ii) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and (z) that is not a mutual fund.
[11]	“net assets” means the value of the total assets of the purchaser less the value of the total liabilities.
[12]	“financial statements” includes interim financial reports.

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(q)	a person acting on behalf of a fully managed account[13] managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser[14] or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or

☐	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse[7], a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

[13]	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.
[14]	“eligibility adviser” means (a) a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and (b) in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not (i) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and (ii) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.

DATED as of this ______ day of _________________, 2023.

Name of Purchaser (please print)

By:
Authorized Signature

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

ATTACHMENT 1 TO SCHEDULE A

INDIVIDUAL RISK ACKNOWLEDGMENT FORM

Form 45-106F9

Risk Acknowledgement Form for Individual Accredited Investors

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

1. About your investment

Type of securities: Special Warrants	Issuer: Bunker Hill Mining Corp. (the “Company”)

Purchased from: the Company

SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2. Risk acknowledgement

This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of CDN$____________________ . [Instruction: Insert the total dollar amount of the investment.]

Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you (you may initial more than one statement). The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials

●	Your net income before taxes was more than CDN$200,000 in each of the 2 most recent calendar years, and you expect it to be more than CDN$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

●	Your net income before taxes combined with your spouse’s was more than CDN$300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than CDN$300,000 in the current calendar year.
●	Either alone or with your spouse, you own more than CDN$1 million in cash and securities, after subtracting any debt related to the cash and securities.
●	Either alone or with your spouse, you have net assets worth more than CDN$5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.

First and last name (please print):

Signature:	Date:

SECTION 5 TO BE COMPLETED BY THE SALESPERSON

5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):

Telephone:	Email:

Name of firm (if registered):

SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

6. For more information about this investment

Bunker Hill Mining Corp.

82 Richmond St East

Toronto, Ontario M5C 1P1

Attention: David Wiens, Chief Financial Officer, Telephone: 604-779-2461,

Email: david.wiens@bunkerhillmining.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.
2.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

SCHEDULE B – ANNEX 1

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:	Bunker Hill Mining Corp. (the “Company”)

AND TO:	Echelon Wealth Partners Inc.
Roth Capital Partners, LLC
Laurentian Bank Securities Inc.

(collectively, the “Agents”)

AND TO:	U.S. broker-dealer affiliates of the Agents

(collectively, the “U.S. Affiliates”)

Reference is made to the subscription agreement between the Company and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof (the “Subscription Agreement”). Upon execution of this U.S. Accredited Investor Certificate by the Purchaser, this U.S. Accredited Investor Certificate shall be incorporated into and form a part of the Subscription Agreement. Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement.

In connection with the proposed purchase of special warrants (the “Special Warrants”) of the Company, the undersigned represents and warrants to, and covenants with, the Company, the Agents and the U.S. Affiliates, on the date hereof on the applicable Closing Date, as follows:

(a)	the Purchaser understands and acknowledges that:

(i)	the Special Warrants, the Underlying Shares, the Underlying Warrants and the Warrant Shares (collectively, the “Securities”) have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States, and that the sale contemplated hereby is being made in reliance on the exemption from such registration requirements provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) under the U.S. Securities Act and similar exemptions under applicable state securities laws;

(ii)	the Securities may not be offered or sold except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states, or pursuant to available exemptions therefrom; and

(iii)	the Purchaser will not engage in any “directed selling efforts” (as defined by Rule 902(c) of Regulation S under the U.S. Securities Act) in the United States in respect of the Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities;

(b)	the Purchaser is resident in the jurisdiction set out under the “Purchaser’s Address” on the face page hereof, which is the address at which the Purchaser received and accepted the offer to purchase the Special Warrants;

(c)	if the Purchaser decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless the sale is:

(i)	to the Company;

(ii)	made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)	made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws; or

(iv)	in another transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of clauses (ii), (iii) or (iv) above, it has prior to such sale furnished to the Company an opinion of counsel of recognized standing or other evidence of exemption, in each case in form and substance reasonably satisfactory to the Company;

(d)	it understands and acknowledges that the Securities will be “restricted securities”, as such term is defined in Rule 144(a)(3) under the U.S. Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing each of the Securities will bear a legend (the “U.S. Legend”) in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY [AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (B), (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided that the legend may be removed by delivery to the Company and the Company’s registrar and transfer agent of an opinion of counsel of recognized standing or other evidence of exemption in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(e)	the Purchaser consents to the Company making a notation on its records or giving instruction to its registrar and transfer agent in order to implement the restrictions on transfer and exercise with respect to the Securities set forth and described herein;

(f)	the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

(g)	the Purchaser certifies that, if the Purchaser is an entity or organization, the Purchaser was not formed for the specific purpose of acquiring the Securities;

(h)	the Purchaser acknowledges that the Company has provided to the Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(i)	the Purchaser understands and acknowledges that the Company was previously a “shell company” and accordingly Rule 144 under the U.S. Securities Act may not be available for resales of the Securities;

(j)	the Purchaser has not purchased the Special Warrants as a result of any form of “general solicitation or general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the Internet or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(k)	the Purchaser understands and acknowledges that the Special Warrants and the Underlying Warrants may not be exercised by, or on behalf of, a U.S. Person or a person in the United States unless exemptions are available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states, and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect; provided that a holder of Special Warrants and Underlying Warrants that acquired the Special Warrants in the Offering will not be required to deliver an opinion of counsel in connection with its exercise of the Special Warrants or the Underlying Warrants, for its own account or for the account of the original beneficial purchaser, if any, at a time when such holder and such original beneficial purchaser thereof, if any, are a U.S. Accredited Investor;

(l)	the Purchaser is and will be acquiring the Securities for its own account, or for the account of one or more persons for whom it is exercising sole investment discretion (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution of any of the Securities and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Special Warrants has any intention to distribute either directly or indirectly the Securities to, or for the account or benefit of, a U.S. Person or person in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of such Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws, or under an applicable exemption from such registration requirements;

(m)	no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect, to the Securities;

(n)	the funds representing the purchase price which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser’s name and other information relating to the subscription agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the purchase price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Purchaser, and it shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith;

(o)	the Purchaser understands and agrees that there may be material tax consequences to the Purchaser of an acquisition, disposition or exercise, as applicable, of any of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities. In particular, no determination has been made whether the Company is or will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Code”);

(p)	the Purchaser, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Special Warrants, is an “accredited investor” that satisfies one or more criteria set forth in Rule 501(a) of Regulation D (a “U.S. Accredited Investor”), and the Purchaser has initialled the category of U.S. Accredited Investor applicable to the Purchaser and the Beneficial Purchaser (please place your initials and a P (denoting Purchaser) and, if applicable, a BP (denoting Beneficial Purchaser) on the appropriate line(s)):

____	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity.

____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity.

____	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

____	Category 4.	An investment adviser registered pursuant to Section 203 of the U.S. Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

____	Category 5.	An investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940.

____	Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act.

____	Category 7.	An investment company registered under the Investment Company Act of 1940, as amended.

____	Category 8.	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended.

____	Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

____	Category 10.	A rural business investment company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

____	Category 11.	A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000.

____	Category 12.	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors.

____	Category 13.	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.

____	Category 14.	An organization described in Section 501(c)(3) of the Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000.

____	Category 15.	A director, executive officer or general partner of the Company.

____	Category 16.

Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds $1,000,000 (for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of securities contemplated by the accompanying Subscription Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale and purchase of securities contemplated by the accompanying Subscription Agreement exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability).

____	Category 17.	A natural person who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

____	Category 18.	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act.

____	Category 19.	An entity in which each of the equity owners meets the requirements of one of the above categories – if this category is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

____	Category 20.	Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status.

____	Category 21.	Any natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the U.S. Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

____	Category 22.	Any “family office,” as defined in rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940:

(i)	With assets under management in excess of $5,000,000,

(ii)	That is not formed for the specific purpose of acquiring the securities offered, and

(iii) Whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

____	Category 23.	Any “family client,” as defined in rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, of a family office whose prospective investment in the issuer is directed by such family office.

The Purchaser acknowledges that the representations, warranties and covenants made by the Purchaser in this U.S. Accredited Investor Certificate are made with the intent that they may be relied upon by the Company, the Agents, the U.S. Affiliates and their respective counsel to, among other things, determine the Purchaser’s eligibility to purchase the Special Warrants, including without limitation the availability of an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws in connection with the issuance of the Securities to the Purchaser. The Purchaser further covenants that by accepting the Special Warrants, the Purchaser will be representing and warranting that such representations and warranties are true as at the applicable Closing Date with the same force and effect as if they had been made by the Purchaser at the applicable Closing Date. The Purchaser undertakes to immediately notify the Company, the Agents, the U.S. Affiliates of any change in any statement or other information relating to the Purchaser set forth herein that takes place prior to the applicable Closing Date.

All monetary references in this Schedule only are in United States dollars.

[Signature page follows.]

DATED as of this ________ day of _________________, 2023.

Name of Purchaser (please print)

By:
Authorized Signature

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

SCHEDULE B – ANNEX 2

U.S. QUALIFIED INSTITUTIONAL BUYER CERTIFICATE

TO:	Bunker Hill Mining Corp. (the “Company”)

AND TO:	Echelon Wealth Partners Inc.
Roth Capital Partners, LLC
Laurentian Bank Securities Inc.

(collectively, the “Agents”)

AND TO:	U.S. broker-dealer affiliates of the Agents

(collectively, the “U.S. Affiliates”)

Reference is made to the subscription agreement between the Company and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof (the “Subscription Agreement”). Upon execution of this U.S. Qualified Institutional Buyer Certificate by the Purchaser, this U.S. Qualified Institutional Buyer Certificate shall be incorporated into and form a part of the Subscription Agreement. Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement.

In connection with the proposed purchase of special warrants (the “Special Warrants”) of the Company, the undersigned represents and warrants to, and covenants with, the Company, the Agents and the U.S. Affiliates, on the date hereof on the Closing Date, as follows:

(a)	the Purchaser understands and acknowledges that:

(i)	the Special Warrants, the Underlying Shares, the Underlying Warrants and the Warrant Shares (collectively, the “Securities”) have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the sale contemplated hereby is being made in reliance on the exemption from such registration requirements provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and similar exemptions under applicable state securities laws;

(ii)	the Securities may not be offered or sold, directly or indirectly except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states, or pursuant to available exemptions therefrom; and

(iii)	the Purchaser will not engage in any “directed selling efforts” (as defined by Rule 902(c) of Regulation S under the U.S. Securities Act) in the United States in respect of the Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities;

(b)	the Purchaser is resident in the jurisdiction set out under the “Purchaser’s Address” on the face page hereof, which is the address at which the Purchaser received and accepted the offer to purchase the Special Warrants;

(c)	the Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the U.S. Securities Act and an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “Qualified Institutional Buyer”) and is acquiring the Securities for its own account or for the account of one or more Qualified Institutional Buyers with respect to which it exercises sole investment discretion, and not with a view to resale, distribution or other disposition of any of the Securities in violation of United States federal or state securities laws;

(d)	the Purchaser understands and acknowledges that the Securities will not be represented by certificated securities that bear a U.S. restrictive legend or identified by a restricted CUSIP number in reliance on its agreement hereby, that: (i) if in the future it shall decide to offer, resell, pledge or otherwise transfer any such securities, the same may be offered, resold, pledged or otherwise transferred only (A) to the Company, or (B) outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act, and, in each case, in compliance with any applicable local laws and regulations, and that it will not make resales of the Securities in any other manner, even if other exemptions from registration under the U.S. Securities Act may be available; and (ii) it has in place or will adopt and implement internal controls and procedures to ensure that such restrictions on transfer are complied with;

(e)	the Purchaser is not an “affiliate” (as defined in Rule 144 under the U.S. Securities Act) of the Company and it is not acting on behalf of an affiliate of the Company;

(f)	the Purchaser understands, acknowledges and agrees that the Securities may only be held in an account at CDS Clearing and Depository Services Inc., or a successor depository in Canada, and shall not be held in an account at The Depository Trust Company, or a successor depository within the United States;

(g)	the Purchaser consents to the Company making a notation on its records or giving instruction to its registrar and transfer agent in order to implement the restrictions on transfer and exercise with respect to the Securities set forth and described herein;

(h)	the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

(i)	the Purchaser certifies that, if the Purchaser is an entity or organization, the Purchaser was not formed for the specific purpose of acquiring the Securities;

(j)	the Purchaser acknowledges that the Company has provided to the Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(k)	the Purchaser has not purchased the Special Warrants as a result of any form of “general solicitation or general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the Internet or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(l)	the Purchaser understands and acknowledges that the Special Warrants and the Underlying Warrants may not be exercised by, or on behalf of, a U.S. Person or a person in the United States unless exemptions are available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states, and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect; provided that a holder of Special Warrants and Underlying Warrants that acquired the Special Warrants in the Offering will not be required to deliver an opinion of counsel in connection with its exercise of the Special Warrants or the Underlying Warrants, for its own account or for the account of the original beneficial purchaser, if any, at a time when such holder and such original beneficial purchaser thereof, if any, are a Qualified Institutional Buyer;

(m)	the Purchaser is and will be acquiring the Securities for its own account, or for the account of one or more beneficial purchasers over which it exercises sole investment discretion, for investment purposes only and not with a view to resale or distribution of any of the Securities and, in particular, neither it nor any beneficial purchaser for whose account it is purchasing the Special Warrants has any intention to distribute either directly or indirectly the Securities to, or for the account or benefit of, a U.S. Person or person in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of such Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws, or under an applicable exemption from such registration requirements;

(n)	no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the SEC or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect, to the Securities;

(o)	the funds representing the purchase price which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser’s name and other information relating to the subscription agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the purchase price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Purchaser, and it shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith; and

(p)	the Purchaser understands and agrees that there may be material tax consequences to the Purchaser of an acquisition, disposition or exercise, as applicable, of any of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities. In particular, no determination has been made whether the Company is or will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended.

The Purchaser acknowledges that the representations, warranties and covenants made by the Purchaser in this U.S. Qualified Institutional Buyer Certificate are made with the intent that they may be relied upon by the Company, the Agents, the U.S. Affiliates and their respective counsel to, among other things, determine the Purchaser’s eligibility to purchase the Special Warrants, including without limitation the availability of an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws in connection with the issuance of the Securities to the Purchaser. The Purchaser further covenants that by accepting the Special Warrants, the Purchaser will be representing and warranting that such representations and warranties are true as at the applicable Closing Date with the same force and effect as if they had been made by the Purchaser at the applicable Closing Date. The Purchaser undertakes to immediately notify the Company, the Agents, the U.S. Affiliates of any change in any statement or other information relating to the Purchaser set forth herein that takes place prior to the applicable Closing Date.

All monetary references in this Schedule only are in United States dollars.

[Signature page follows.]

DATED as of this ________ day of ________________, 2023.

Name of Purchaser (please print)

By:
Authorized Signature

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

SCHEDULE C

INTERNATIONAL PURCHASER CERTIFICATE

TO:	Bunker Hill Mining Corp. (the “Company”)

AND TO:	Echelon Wealth Partners Inc.
Roth Capital Partners, LLC
Laurentian Bank Securities Inc.

(collectively, the “Agents”)

Reference is made to the subscription agreement between the Company and the undersigned dated as of the date hereof (the “Subscription Agreement”). Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement. In connection with the purchase of the Special Warrants by the undersigned purchaser (the “Purchaser”) or, if applicable, on behalf of any disclosed beneficial purchaser (“Disclosed Beneficial Purchaser”), the Purchaser hereby represents, warrants, covenants and certifies to the Company and the Agents that:

1.	The Purchaser is resident in a jurisdiction outside Canada and the United States (the “International Jurisdiction”) or is otherwise subject to the laws of an International Jurisdiction.

2.	The Purchaser complies with the requirements of all applicable Securities Laws in the applicable International Jurisdiction and will provide such evidence of compliance with all such matters as the Company and the Agents may request.

3.	Upon execution of this International Purchaser Certificate by the Purchaser, this International Purchaser Certificate will be incorporated into and form a part of the Subscription Agreement.

4.	The Purchaser is: [check the box that applies]

☐	(a)	purchasing the Special Warrants as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Special Warrants; or

☐	(b)	is acting as agent for one or more beneficial purchasers disclosed on the cover page of the Subscription Agreement, each Disclosed Beneficial Purchaser is purchasing as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Special Warrants.

5.	The Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the International Jurisdiction having application or jurisdiction over the Purchaser and which would apply to the acquisition of the Special Warrants.

6.	The Purchaser is purchasing the Special Warrants pursuant to exemptions from prospectus, registration or similar requirements under applicable Securities Laws or, if such is not applicable, the Purchaser is permitted to purchase the Special Warrants under the applicable Securities Laws of the International Jurisdiction without the need to rely on exemptions, and the Company does not have any filing obligations in that International Jurisdiction.

7.	Applicable laws of International Jurisdictions do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in that International Jurisdiction in connection with the issue and sale or resale of the Purchaser’s Special Warrants.

8.	The Purchaser is an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in a completed and executed certificate certifying the same that has been delivered concurrently to the Company and the Agents with this certificate.

[Signature page follows.]

DATED as of this ________ day of ________________, 2023.

Name of Purchaser (please print)

By:
Authorized Signature

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

SCHEDULE D

TERM SHEET

BUNKER HILL MINING CORP.

PRIVATE PLACEMENT OFFERING OF SPECIAL WARRANTS

MARCH 2, 2023

Issuer:	Bunker Hill Mining Corp. (the “Company”).

Offering:	Commercially reasonable “best efforts” private placement offering (the “Offering”) of special warrants (the “Special Warrants”) pursuant to an agency agreement to be entered into between the Company and the Agents (as defined below) (the “Agency Agreement”).

Offering Amount:	Up to C$9,000,000 (or up to C$10,350,000 if the Agents’ Option (as defined below) is exercised in full).

Offering Price:	C$0.12 per Special Warrant (the “Offering Price”).

Agent’s Option:	The Company has granted the Agents an option (the “Agent’s Option”) to offer for sale up to an additional 15% of the Special Warrants, at the Offering Price, exercisable in whole or in part at any time up to 48 hours prior to the final closing date of the Offering.

Special Warrants:

Each Special Warrant shall be exercisable, for no additional consideration and with no further action on the part of the holder thereof, into one unit (each, a “Unit”) of the Company, subject to adjustment described below, on the earlier of: (i) the third business day after the date upon which the registration statement (the “Registration Statement”) of the Company to be filed with the United States Securities and Exchange Commission (the “SEC”) registering the resale of the Units issuable upon exercise of the Special Warrants has been declared effective by the SEC; and (ii) the date that is six months following the Initial Closing Date (as defined below), subject to compliance with United States securities laws.

The Company will file and use commercially reasonable efforts to have the Registration Statement deemed effective by the SEC, within six months following the Initial Closing Date.

In the event that the Registration Statement has not been deemed effective on or before 5:00 p.m. (EST) on the date that is 4 months following the Initial Closing Date, each unexercised Special Warrant will thereafter entitle the holder thereof to receive, upon the exercise thereof, at no additional cost, 1.20 Units (instead of one Unit).

Description of Units:	Each Unit shall consist of one common share (a “Common Share”) and one common share purchase warrant (each whole common share purchase warrant, a “Warrant”) of the Company. Each Warrant shall entitle the holder to purchase one common share of the Company (a “Warrant Share”) at a price of C$0.15 per Warrant Share, subject to adjustment in certain events, for a period of 36 months following the applicable closing date. The Warrants shall also be exercisable on a cashless basis in the event the Registration Statement has not been made effective by the SEC prior to the date of exercise.

Offering Jurisdictions:	The Offering will take place by way of a commercially reasonable “best efforts” private placement: (i) to accredited investors (as defined in National Instrument 45-106 - Prospectus Exemptions) in all the provinces of Canada, other than the Province of Quebec; (ii) in the United States to Accredited Investors and Qualified Institutional Buyers (as such terms are defined in Rules 501 and 144A, respectively, under the United States Securities Act of 1933, as amended (the “1933 Act”)), and pursuant to the requirements of any applicable securities laws of any state of the United States, in each case by way of private placement pursuant to available exemptions from the registration requirements of the 1933 Act; and (iii) outside Canada and the United States on a basis which does not require the qualification or registration of any of the Special Warrants.

Hold Period:

Canada: The Special Warrants, and the securities issuable thereunder will be subject to statutory hold period in Canada of four months and one day following the applicable closing date, in the event the Registration Statement has been declared effective by the SEC, and otherwise the hold period would be six months.

United States: The Special Warrants shall be subject to a minimum six month hold period under United States securities laws, which hold period will no longer apply in the event that the Registration Statement is filed and declared effective by the SEC in advance of such date.

Listing:	The common stock of the Company is listed on the Canadian Securities Exchange (“CSE”) under the symbol “BNKR”. The Company will apply to list the Common Shares and Warrant Shares issuable pursuant to the Offering on the CSE.

Agents:	Echelon Wealth Partners Inc. and ROTH Capital Partners, LLC (together, the “Co-Lead Agents”) shall act as co-lead agents and joint bookrunners, on behalf of a syndicate of agents including Laurentian Bank Securities Inc. (collectively, the “Agents”).

Use of Proceeds:	The Company intends to use the net proceeds of the Offering for working capital, general corporate purposes, and capital expenditures relating to the Bunker Hill Mine.

Eligibility:	The Special Warrants are eligible for RRSPs, RRIFs, RESPs, RDSPs, DPSPs and TFSAs.

Agents’ Fees:

Cash commission of 6.0% of the gross proceeds of the Offering.

Any proceeds raised through sales to certain persons named on the Company’s president’s list (collectively, the “President’s List Purchasers”) provided to the Agents by the Company shall be subject to a 3.0% commission to the Agents.

Any proceeds raised through sales to Valuestone Global Resource Fund I, management, the board of directors or insiders of the Company (collectively, the “Company Purchasers”) shall be subject to a 2.0% commission to the Agents.

Compensation Options:

The Agents will also receive, on each applicable closing date, non-transferable compensation options (the “Compensation Options”) exercisable to acquire that number of Units as is equal to 6.0% of the number of the number of Special Warrants sold in the applicable closing (including any exercise of the Agents’ Option) at the Offering Price for a period of 36 months following the applicable closing date, subject to adjustment in certain events; provided that the Agents will receive such number of Compensation Options as is equal to (i) 3.0% of the number of Special Warrants sold to President’s List Purchasers, and (ii) 2.0% of the number of Special Warrants sold to Company Purchasers.

Closing Date:	The Offering is expected to close in multiple tranches, with the first tranche expected to close on or about March 9, 2023, or such other date as may be agreed upon between the Co-Lead Agents and the Company (the “Initial Closing Date”).

D-1